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                                                  PROSPECTUS SUPPLEMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC

Supplement dated March 26, 2002 to Prospectus dated May 1, 2001 of:

GLOBAL FIXED INCOME II PORTFOLIO

HIGH YIELD II PORTFOLIO

The Prospectus is hereby amended and supplemented to reflect changes in the management of the Global Fixed Income II Portfolio of Morgan Stanley Institutional Fund, Inc. Morgan Stanley Investment Management's Taxable Fixed Income Team now manages the Global Fixed Income II Portfolio.

Accordingly, the second paragraph of the section of the Prospectus titled "PORTFOLIO MANAGERS" is hereby replaced by the following:

GLOBAL FIXED INCOME II PORTFOLIO

The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael B. Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.


PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.